                                                                    EXHIBIT 10.2





                           WAIVER AND AMENDMENT NO. 4 dated as of May 10, 2001,
                  to the Credit Agreement dated as of August 12, 1999, as amended (the "Credit Agreement"), among WFS HOLDINGS, INC., a Delaware corporation ("Holdings"), WORLDWIDE FLIGHT SERVICES, INC., a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation, as Administrative Agent, and DLJ CAPITAL FUNDING, INC., as Syndication Agent.

         The Borrower has requested that the Lenders grant a limited waiver of compliance with, and amend certain provisions of, the Credit Agreement in the manner provided for in this Waiver and Amendment, and the undersigned Lenders are willing to agree to such waiver and amendment, each as provided for in this Waiver and Amendment.

         Accordingly, on the terms and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement.

         SECTION 2. Waiver of Section 6.13 of the Credit Agreement (Leverage Ratio). The Lenders hereby expressly waive any Default arising from the failure to comply with, including any Default attributable to representations and warranties made or affirmed by the Borrower upon any Credit Event regarding compliance with, the requirement of Section 6.13 of the Credit Agreement that the Leverage Ratio for the fiscal quarter ended March 31, 2001 not exceed 5.25 to 1.0.

         SECTION 3. Amendment to Section 6.13 of the Credit Agreement (Leverage Ratio). Section 6.13 of the Credit Agreement is hereby amended by replacing the table therein in its entirety with the following:

                        Period                            Ratio
                        ------                            -----

 September 30, 1999 through March 30, 2001             5.25 to 1.0
 March 31, 2001 through June 28, 2001                  6.0  to 1.0
 June 29, 2001 through September 29, 2001              5.25 to 1.0
 September 30, 2001 through September 29, 2002         5.0  to 1.0
 September 30, 2002 through September 29, 2003         4.75 to 1.0
 September 30, 2003 and thereafter                     4.5  to 1.0

         SECTION 4. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to each of the Lenders that:


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                                                                               2

         (a) This Waiver and Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower.

         (b) After giving effect to this Waiver and Amendment, the representations and warranties of each of Holdings and the Borrower set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof, in each case with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

         (c) On the date hereof and immediately after giving effect to this Waiver and Amendment, no Default has occurred and is continuing.

         SECTION 5. Conditions to Effectiveness. This Waiver and Amendment shall become effective on the date (the "Amendment Effective Date") when (a) the Administrative Agent shall have received counterparts of this Waiver and Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders, (b) the Borrower shall have paid, to the extent invoiced, all out-of-pocket expenses (including fees and charges of counsel for the Administrative Agent) of the Administrative Agent required to be paid or reimbursed by the Borrower under the Credit Agreement and (c) the Administrative Agent shall have received payment of all fees payable by the Borrower in connection with this Waiver and Amendment, including the fees described in Section 9 below.

         SECTION 6. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Waiver and Amendment shall be a Loan Document for all purposes.

         SECTION 7. APPLICABLE LAW. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8. Counterparts. This Waiver and Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Waiver and Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment.

         SECTION 9. Amendment Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart to this Waiver and Amendment prior to 5:00 p.m., New York City time, on May 10, 2001 (or, if later, on the Amendment Effective Date), an amendment fee equal to 0.125% of the sum of (a) the aggregate unpaid principal amount of Term Loans held by such Lender as of 5:00 p.m., New York City time, on May 10, 2001, and (b) such Lender's Revolving Commitment in effect as of 5:00 p.m., New York City time, on May 10, 2001; provided that the foregoing fee shall not be payable unless this Waiver and Amendment becomes effective as provided in
Section 5 above.


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                                                                               3

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                  WFS HOLDINGS, INC.,

                                  By: /s/ D.F. Chavenson
                                      --------------------------------------
                                      Name:  D.F. Chavenson
                                      Title: Vice President

                                  WORLDWIDE FLIGHT SERVICES, INC.,

                                  By: /s/ D. F. Chavenson
                                      --------------------------------------
                                      Name:  D.F. Chavenson
                                      Title: Vice President

                                  THE CHASE MANHATTAN BANK,
                                  individually and as Administrative Agent,

                                  By: /s/ Matthew H. Massie
                                      --------------------------------------
                                      Name:  Matthew H. Massie
                                      Title: Managing Director

                                  THE BANK OF NOVA SCOTIA,

                                  By: /s/ F.C.H. Ashby
                                      --------------------------------------
                                      Name:  F.C.H. Ashby
                                      Title: Senior Manager
                                             Loan Operations

                                  THE CIT GROUP/EQUIPMENT
                                  FINANCING, INC.,

                                  By: /s/ Undrea L. Mitchell
                                      --------------------------------------
                                      Name:  Undrea L. Mitchell
                                      Title: Senior Credit Analyst




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                                                                               4

                                  CITIZENS BANK OF MASSACHUSETTS

                                  By: /s/ C. Andrew Piculell
                                      --------------------------------------
                                      Name:  C. Andrew Piculell
                                      Title: Vice President

                                  CREDIT SUISSE FIRST BOSTON,

                                  By: /s/ Joel Glodowski
                                      --------------------------------------
                                      Name:  Joel Glodowski
                                      Title: Managing Director

                                  UNION BANK OF CALIFORNIA,

                                  By: /s/ Marc Schaefer
                                      --------------------------------------
                                      Name:  Marc Schaefer
                                      Title: Vice President

                                  U.S. BANK NATIONAL ASSOCIATION,

                                  By: /s/ Robert J. York
                                      --------------------------------------
                                      Name:  Robert J. York
                                      Title: Senior Vice President